Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jake Shapiro, the Chief Executive Officer of Moon River Studios, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2014	/s/ Jake Shapiro
Jake Shapiro
Chief Executive Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)